UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 13, 2012

PDF SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

000-31311
(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

333 West San Carlos Street, Suite 1000
San Jose, CA 95110
(Address of principal executive offices, with zip code)

(408) 280-7900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07 Submission of Matters to a Vote of Security Holders.

SIGNATURES

Item 5.07 Submission of Matters to a Vote of Security Holders.

This Form 8-K/A is filed by PDF Solutions, Inc. (the “Company”) to amend the Form 8-K filed by the Company on November 16, 2011 (the “Original Filing”), to add the following disclosure to Item 5.07:

In light of the vote, on an advisory (non-binding) basis, by a majority of the Company’s stockholders to hold an advisory (non-binding) vote on the compensation of the Company’s named executive officers on an annual basis (which frequency was recommended by the Company’s Board of Directors), the Company will hold on an annual basis an advisory (nonbinding) vote on the compensation of the Company’s named executive officers until the next vote by the stockholders with respect to such frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC.
(Registrant)

By:	/s/ Gregory Walker
Gregory Walker
Vice President, Finance and Chief Financial Officer

Dated: June 13, 2012